Exhibit 32.1

CERTIFICATION PURSUANT TO

18 USC, SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of PeerLogix, Inc. (the “Company”) on Form 10-Q for the three month period ended March 31, 2018, as filed with the Securities and Exchange Commission (the “Report”), the undersigned, in the capacities and on the date indicated below, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

1.     The Report fully complies with the requirements of Rule 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 18, 2018

By: /s/ Ray Colwell Ray Colwell Principal Executive Officer